                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Ronald N. Zebeck, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Metris Companies Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                                       DATE
          ---------                                       ----

By    /s/ Theodore Deikel                         Dated:   December 31, 1997
   ----------------------------------------
     Theodore Deikel
     Chairman of the Board of Directors


By   /s/ Dudley C. Mecum                         Dated:   December 31, 1997
   ---------------------------------------
     Dudley C. Mecum
     Director


By    /s/ Michael P. Sherman                     Dated:   December 31, 1997
   ---------------------------------------
     Michael P. Sherman
     Director


By   /s/ Frank D. Tresman                        Dated:   December 31, 1997
   ---------------------------------------
     Frank D. Trestman
     Director


By  /s/ Derek V. Smith                           Dated:   December 31, 1997
   ---------------------------------------
     Derek V. Smith
     Director


By /s/ Lee R. Anderson                           Dated:   December 31, 1997
   ---------------------------------------
     Lee R. Anderson
     Director